CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 10/01)

No. *Three*

The following terms and conditions are hereby incorporated in and made a part of the ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ other ______

dated *January 22, 2011*, on property known as *Old Chisholm Trail*

in which *Coronus Energy Corp.*, is referred to as ("Buyer/Tenant")
and *Joshua Tree Holdings*, is referred to as ("Seller/Landlord").

The buyer is requesting an extension of time till 5/15/2011 or sooner

The buyer will deposit an additional non-refundable $1,000.00 into Escrow

Escrow will release the current $2,000.00 which is in Escrow, to the seller

Once this additional $1,000.00 is receive by Escrow, that too will be released to the seller.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date *04/14/11* Date *4/14/2011*

Buyer/Tenant [signature] *Coronus Energy Corp.* Seller/Landlord [signature] *Joshua Tree Holdings*

Buyer/Tenant ______ Seller/Landlord ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

ADM-11 REVISED 10/01 (PAGE 1 OF 1)

Reviewed by
Broker or Designee ______ Date ______

Agent: Sharon Rose Phone: 760.365.8265 Fax: 760.365.7405
Broker: Sharon Rose Realty 6424 Old Woman Springs Road Yucca Valley, CA 92284

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